UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Atmos Energy Corporation

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts!
ATMOS ENERGY CORPORATION
2023 Annual Meeting
Vote by February 7, 2023 11:59 PM ET. For shares held in a
Plan, vote by February 3, 2023 11:59 PM ET.
ATMOS ENERGY CORPORATION C/0 BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717

D93778-P81753

You invested in ATMOS ENERGY CORPORATION and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on February 8, 2023.

Get informed before you vote

View the Notice and Proxy Statement and our Annual Report, including our Form 10-K online, OR you can receive a free paper or email copy of the material(s) by requesting prior to January 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends

1. ELECTION OF DIRECTORS

Nominees:
1a. John C. Ale	For

1b. J. Kevin Akers	For

1c. Kim R. Cocklin	For

1d. Kelly H. Compton	For

1e. Sean Donohue	For

1f. Rafael G. Garza	For

1g. Richard K. Gordon	For

1h. Nancy K. Quinn	For

1i. Richard A. Sampson	For

1j. Diana J. Walters	For

1k. Frank Yoho	For

2. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2023.	For

3. Proposal for an advisory vote by shareholders to approve the compensation of the Company’s named executive officers for fiscal 2022 (“Say-on-Pay”).	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

                                                                                  D93779-P81753